UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

ALMOST FAMILY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY  40223

(Address of principal executive offices)

(502) 891-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2017, Almost Family, Inc. (the “Company”) entered into an Amendment to Employment Agreement (the “Amendment”) with the Company’s Chief Executive Officer, William B. Yarmuth.  The Amendment amends the Employment Agreement between the Company and Mr. Yarmuth originally effective January 1, 1996, as such agreement was earlier amended effective January 1, 2009 (as originally amended, the “Employment Agreement”). The Company entered into the Amendment with Mr. Yarmuth in connection with its effort to minimize the Company’s anticipated costs of meeting a “golden parachute” tax gross-up obligation preexisting under the Employment Agreement in connection with the Company’s forthcoming merger with an affiliate of LHC Group, Inc. (“LHC Group”).

Under the Amendment, the Company agreed to pay Mr. Yarmuth a 2017 bonus of $609,300 on or before December 31, 2017. The Amendment also amended the Employment Agreement to provide that, upon Mr. Yarmuth’s termination from the Company other than by reason of his death or his becoming disabled following a change in control of the Company, he will be entitled to receive a severance payment equal to 290% of the sum of (i) his then base salary and (ii) $609,300. The severance payment would be payable in a lump sum on the six-month anniversary of his termination.  Before the Amendment, the Employment Agreement provided that, upon Mr. Yarmuth’s termination from the Company other than by reason of his death or his becoming disabled following a change in control of the Company, he was entitled to receive a severance payment equal to 290% of the sum of (i) his then base salary and (ii) all bonus payments paid to him during the one-year period immediately preceding termination.

Under the Amendment, the Company, through the compensation committee of its board of directors, also accelerated vesting of, and removed all restrictions with respect to, 68,700 restricted shares (37,500 of which were to vest upon the satisfaction of certain performance conditions) of the Company’s common stock previously granted to Mr. Yarmuth. If the Company fails to consummate its previously-disclosed merger with an affiliate of LHC Group, the performance conditions that applied to 37,500 of these restricted shares would be restored to the fullest extent possible. Pursuant to the Amendment, the Company withheld 33,484 of the vested restricted shares for the payment of withholding taxes incurred with respect to their vesting.

The description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Additional Information and Where to Find It

The proposed transaction between LHC Group and the Company will be submitted to the respective stockholders of LHC Group and the Company for their consideration. LHC Group has filed with the SEC on December 21, 2017 a registration statement on Form S-4 that includes a joint proxy statement of LHC Group and the Company that also constitutes a prospectus of LHC Group. LHC Group and the Company will deliver the definitive joint proxy statement/prospectus to their respective stockholders as required by applicable law. LHC Group and the Company also plan to file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any prospectus, proxy statement or any other document which LHC Group or the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LHC GROUP AND THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LHC GROUP, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about LHC Group and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. LHC Group and the Company make available free of charge at www.lhcgroup.com and www.almostfamily.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants in The Merger Solicitation

LHC Group, the Company, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LHC Group and the Company in connection with the proposed transaction. Information about the directors and executive officers of LHC Group is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01           Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

10.1	Amendment dated December 29, 2017 to Employment Agreement between Almost Family, Inc. and William B. Yarmuth.

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment dated December 29, 2017 to Employment Agreement between Almost Family, Inc. and William B. Yarmuth.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALMOST FAMILY, INC.

Date: January 5, 2018	By:	/s/ C. Steven Guenthner
C. Steven Guenthner
President & Principal Financial Officer